Exhibit 10.2

EXECUTION

GUARANTY AGREEMENT

GUARANTY AGREEMENT, dated as of January 29, 2024 (as amended, restated, supplemented, or otherwise modified from time to time, this “Guaranty”), made by RADIAN GROUP INC., a Delaware corporation (“Guarantor”), in favor of FLAGSTAR BANK, N.A., a national association (“Buyer”).

RECITALS

WHEREAS, pursuant to that certain Master Repurchase Agreement, dated as of January 29, 2024 (as amended, restated, supplemented, or otherwise modified from time to time, the “Agreement”), by and among Buyer, Guarantor, and Radian Mortgage Capital LLC (“Seller”), Seller may, from time to time, sell to Buyer certain residential mortgage loans (including the servicing rights related thereto) and/or other mortgage related assets and interests, against the transfer of funds by Buyer with a simultaneous agreement by Buyer to sell to Seller such purchased assets at a date certain or on demand, against the transfer of funds by Seller (the “Transactions”); and

WHEREAS, Guarantor derives a substantial direct and indirect benefit from Buyer entering into Transactions with Seller pursuant to the Agreement.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Guarantor has agreed to provide this Guaranty in respect of the Obligations (as defined herein), and hereby agrees as follows:

1. Defined Terms.

(a) Capitalized terms used herein that are not otherwise defined herein shall have the meanings set forth in the Agreement. The following term shall have the meaning set forth below:

“Obligations” shall mean Seller’s unsatisfied obligations and liabilities to Buyer, whether direct or indirect, absolute or contingent, due or to become due, or now existing or hereafter incurred, which may arise under, out of, or in connection with the Agreement or any other Repurchase Document.

(b) The words “hereof”, “herein”, and “hereunder” and words of similar import when used in this Guaranty shall refer to this Guaranty as a whole and not to any particular provision of this Guaranty, and section and paragraph references are to this Guaranty unless otherwise specified.

(c) The meanings given to terms defined herein shall be equally applicable to both the singular and plural forms of such terms.

2. Guaranty.

(a) Guarantor hereby unconditionally and irrevocably guarantees to Buyer and Buyer’s successors, endorsees, transferees, and assigns the prompt and complete payment and performance by Seller, when due (whether at the stated maturity, by acceleration, or otherwise, but, for the avoidance of doubt, inclusive of any and all applicable grace periods) of Seller’s Obligations (collectively, the “Guaranteed Obligations”).

(b) Guarantor further agrees to pay any and all reasonable and documented, out-of-pocket costs and expenses (including, without limitation, all commercially reasonable and documented fees, disbursements, and expenses of outside counsel) which may be paid or incurred by Buyer in enforcing any rights with respect to, or collecting, any or all of Guarantor’s Guaranteed Obligations described herein and/or enforcing any rights with respect to, or collecting against, Guarantor hereunder. This Guaranty shall remain in full force and effect until the Guaranteed Obligations are paid in full, notwithstanding that from time to time prior thereto Seller may be free from any Guaranteed Obligations.

(c) Except as expressly provided elsewhere herein, no payment(s) made by Seller or any other Person (except for payments made by Guarantor with respect to the Guaranteed Obligations) or received or collected by Buyer from Seller or any other Person (except for payments received or collected from Guarantor with respect to the Guaranteed Obligations) by virtue of any action or proceeding or any set-off or appropriation or application at any time or from time to time in reduction of or in payment of the Guaranteed Obligations shall be deemed to modify, reduce, release, or otherwise affect Guarantor’s liability hereunder which shall, notwithstanding any such payment(s), remain liable for the Guaranteed Obligations until the Guaranteed Obligations are paid in full and the satisfaction and discharge of the Agreement.

(d) Guarantor agrees that whenever, at any time or from time to time, Guarantor shall make any payment to Buyer on account of Guarantor’s liability hereunder, Guarantor will notify Buyer in writing that such payment is made hereunder for such purpose.

3. Right of Set-off. Upon the continuance of any event of Default under any Repurchase Document, Guarantor hereby irrevocably authorizes Buyer, after the Obligations are due from Seller, without notice to Guarantor, any such notice being expressly waived by Guarantor, to set-off and appropriate and apply any and all deposits (general or special, time or demand, provisional or final), in any currency, and any other credits, indebtedness, or claims, in any currency, in each case, whether direct or indirect, absolute or contingent, matured or unmatured, at any time held or owing by Buyer or any of Buyer’s Affiliates to or for the credit of Guarantor’s account, or any part thereof in such amounts as Buyer may elect, against and on account of Guarantor’s obligations and liabilities to Buyer hereunder, irrespective of whether or not Buyer has made any demand for payment. Buyer shall notify Guarantor promptly of any such set-off and the application made by Buyer; provided that the failure to give such notice shall not affect the validity of such set-off and application. Buyer’s rights under this Section 3 are in addition to other rights and remedies (including, without limitation, other rights of set-off) which Buyer may have.

4. No Subrogation. Notwithstanding any payment(s) made by Guarantor hereunder or any set-off or application Guarantor’s funds by Buyer, Guarantor shall not be entitled to be subrogated to any of Buyer’s rights against Seller or any other guarantor or any collateral security or guarantee or right of offset held by Buyer for the payment of the Guaranteed Obligations, nor shall Guarantor seek or be entitled to seek any contribution or reimbursement from Seller or any other guarantor in respect of payments of the Guaranteed Obligations made by Guarantor hereunder until all amounts owing to Buyer by Seller on account of the Guaranteed Obligations are paid in full and the Agreement is terminated. If any payment of the Guaranteed Obligations shall be paid to Guarantor on account of such subrogation rights at any time when all of the Guaranteed Obligations shall not have been paid in full, Guarantor shall hold such amount in trust for Buyer and shall, forthwith upon receipt by Guarantor, be turned over to Buyer in the exact form received by Guarantor (duly indorsed by Guarantor to Buyer, if required), to be applied against the Guaranteed Obligations, whether matured or unmatured, in such order as Buyer may determine.

5. Amendments, Etc. with Respect to the Guaranteed Obligations. Guarantor shall remain obligated hereunder notwithstanding that, without any reservation of rights against Guarantor and without notice to or further assent by Guarantor, any demand for payment or performance by Guarantor of any of the Guaranteed Obligations made by Buyer may be rescinded by Buyer and any of the Guaranteed Obligations continued, and the Guaranteed Obligations, or the liability of any other party upon or for any part thereof, or any collateral security or guarantee therefor or right of offset with respect thereto, may, from time to time, in whole or in part, be renewed, extended, amended, modified, accelerated, compromised, waived, surrendered, or released by Buyer, and the Agreement and any other documents executed and delivered in connection therewith may be amended, modified, supplemented, or terminated, in whole or in part, as Buyer may deem advisable from time to time, and any collateral security, guarantee, or right of offset at any time held by Buyer for the payment or performance of the Guaranteed Obligations may be sold, exchanged, waived, surrendered, or released. Buyer shall not have any obligation to protect, secure, perfect, or insure any lien at any time held by Buyer as security for the Guaranteed Obligations or for this Guaranty or any property subject thereto. When making any demand hereunder against Guarantor, Buyer may, but shall be under no obligation to, make a similar demand on Seller or any other guarantor, and any failure by Buyer to make any such demand or to collect any payments from Seller or any such other guarantor or any release of Seller or such other guarantor shall not relieve Guarantor of its obligations or liabilities hereunder, and shall not impair or affect the rights and remedies, express or implied, or as a matter of law, of Buyer against Guarantor. For the purposes hereof, “demand” shall include the commencement and continuance of any legal proceedings.

6. Waiver of Rights. To the extent permitted by applicable law, (a) Guarantor waives any and all notice of the creation, renewal, extension, or accrual of any of the Guaranteed Obligations, and notice of or proof of reliance by Buyer upon this Guaranty or acceptance hereof; (b) the Guaranteed Obligations and any such Guaranteed Obligations, shall conclusively be deemed to have been created, contracted, or incurred, or renewed, extended, amended, or waived, in reliance upon this Guaranty; and (c) all dealings between Seller and Guarantor, on the one hand, and Buyer, on the other hand, likewise shall be conclusively presumed to have been had or consummated in reliance upon this Guaranty. Guarantor waives diligence, presentment, protest, demand for payment, or performance and notice of default or nonpayment to or upon Guarantor and Seller with respect to the Obligations.

7. Guaranty Absolute and Unconditional. Guarantor understands and agrees that this Guaranty shall be construed as a continuing, absolute, and unconditional guarantee of Seller’s full and punctual payment and performance of the Guaranteed Obligations only, and is in no way conditioned upon any requirement that Buyer first attempt to collect any of the Obligations from Seller without regard to (a) the validity, regularity, or enforceability of the Repurchase Documents, any of the Guaranteed Obligations, or any other collateral security therefor or guarantee or right of offset with respect thereto at any time or from time to time held by Buyer, (b) any defense, set-off, or counterclaim (other than a defense of payment) which may at any time be available to or be asserted by Seller or Guarantor against Buyer, or (c) any other circumstance whatsoever (with or without notice to or knowledge of Seller or Guarantor) which constitutes, or might be construed to constitute, an equitable or legal discharge of Guarantor from the Guaranteed Obligations, or of Guarantor from this Guaranty, in bankruptcy or in any other instance. When pursuing Buyer’s rights and remedies hereunder against Guarantor, Buyer may, but shall be under no obligation to, pursue such rights and remedies as Buyer may have against Seller or any other Person or against any collateral security or guarantee for the Guaranteed Obligations or any right of offset with respect thereto, and any failure by Buyer to pursue such other rights or remedies or to collect any payments from Seller or any such other Person or to realize upon any such collateral security or guarantee or to exercise any such right of offset, or any release of Seller or any such other Person or any such collateral security, guarantee, or right of offset, shall not relieve Guarantor of any liability hereunder, and shall not impair or affect the rights and remedies, whether express, implied, or available as a matter of law, of Buyer against Guarantor. This Guaranty shall remain in full force and effect and be binding in accordance with, and to the extent of its terms upon, Guarantor and the successors and assigns thereof, and shall inure to the benefit of Buyer and Buyer’s successors, endorsees, transferees, and permitted assigns, until all Guaranteed Obligations shall have been satisfied by payment and/or performance in full and the satisfaction and discharge of the Agreement, notwithstanding that from time to time during the term of the Agreement, Guarantor may be free from any Guaranteed Obligations.

8. Reinstatement. This Guaranty shall continue to be effective, or be reinstated, as the case may be, if, at any time, payment and/or performance, or any part thereof, of any of the Guaranteed Obligations is rescinded or must otherwise be restored or returned by Buyer upon Seller’s or Guarantor’s insolvency, bankruptcy, dissolution, liquidation, or reorganization or upon or as a result of the appointment of a receiver, intervenor, or conservator of, or trustee or similar officer for, Guarantor or Seller or any substantial part of Guarantor’s or Seller’s property, or otherwise, all as though such payments and/or such performance had not been made.

9. Payments. Guarantor hereby guarantees that payments hereunder will be paid to Buyer without set-off or counterclaim in U.S. dollars in accordance with the wiring instructions of Buyer.

10. Intent. Guarantor intends and acknowledges that (a) this Guaranty is a “master netting agreement” as that term is defined in Section 101(38A) of the Bankruptcy Code (except to the extent the term of the Transactions makes such term inapplicable), a “repurchase agreement” as that term is defined in Section 101(47)(A) of the Bankruptcy Code and a “securities contract” as that term is defined in Section 741(7)(A) of the Bankruptcy Code, and (b) this Guaranty is “credit enhancement” that is “related to” and provided “in connection with” the Agreement and each transaction thereunder and is within the meaning of Sections 101(38A)(A), 101(47)(a)(v), and 741(7)(A)(xi) of the Bankruptcy Code and is, therefore, (i) a “securities contract” as that term is defined in Section 741(7)(A)(xi) of the Bankruptcy Code and (ii) a “master netting agreement” as that term is defined in Section 101(38A)(A) of the Bankruptcy Code and payments and transfers under this Guaranty constitute transfers made by, to, or for the benefit of a “financial institution,” “financial participant” or “repo participant” within the meaning of Sections 101(22), 101(22A), and 101(46) of the Bankruptcy Code. It is understood and agreed that any party’s right to cause the termination, liquidation, or acceleration of, or to offset net termination values, payment amounts, or other transfer obligations arising under or in connection with this Guaranty is, in each case, a contractual right to cause the termination, liquidation, or acceleration of, or to offset net termination values, payment amounts or other transfer obligations arising under or in connection with this Guaranty as described in Section 561 of the Bankruptcy Code.

11. Notices. All notices, requests and other communications provided for herein (including, without limitation, any modifications hereof or waivers, requests, or consents hereunder) shall be given or made in writing (including, without limitation, by electronic means) and delivered to the applicable addresses set forth below:

If to Guarantor:

Radian Group Inc.

550 East Swedesford Road, Suite 350

Wayne, Pennsylvania 19087

Attention: David Beaning, Assistant General Counsel

If to Buyer:

Flagstar Bank, N.A.

Attention: Tara Greene

301 W. Michigan Avenue

Jackson, Michigan 49201

Flagstar Bank, N.A.

Attention: General Counsel

102 Duffy Avenue

Hicksville, New York 11801

or, as to any party, at such other address as shall be designated by such party in a written notice to each other party. All such communications shall be deemed to have been duly given when received by electronic means or personally delivered or, with respect to a mailed notice, upon receipt, in each case, given or addressed as aforesaid.

12. Severability; Counterparts. This Guaranty may be executed by each of the parties hereto by means of (i) an original manual signature; (ii) a faxed, scanned, or photocopied manual signature; or (iii) any other electronic signature permitted by the federal Electronic Signatures in Global and National Commerce Act, state enactments of the Uniform Electronic Transactions Act, and/or any other relevant electronic signatures law, including any relevant provisions of the Uniform Commercial Code, in each case, to the extent applicable. Each faxed, scanned, or photocopied manual signature, or electronic signature, shall for all purposes have the same validity, legal effect, and admissibility in evidence as an original manual signature. Each party hereto shall be entitled to conclusively rely upon, and shall have no liability with respect to, any faxed, scanned, or photocopied manual signature, or other electronic signature, of any other party and shall have no duty to investigate, confirm, or otherwise verify the validity or authenticity thereof. This Guaranty may be executed in one or more counterparts and by the different parties hereto on separate counterparts, including, without limitation, counterparts transmitted by facsimile or other electronic transmission, each of which, when so executed, shall be deemed to be an original and such counterparts, together, shall constitute one and the same agreement. The parties hereto agree that this Guaranty, any documents to be delivered pursuant to this Guaranty, and any notices hereunder may be transmitted between them by electronic means.

13. Integration. (a) This Guaranty represents Guarantor’s agreement with respect to the subject matter hereof and (b) there are no promises or representations by Buyer relative to the subject matter hereof not reflected herein.

14. Amendments in Writing; No Waiver; Cumulative Remedies.

(a) None of the terms or provisions hereof may be waived, amended, supplemented, or otherwise modified except by a written instrument executed by Guarantor and Buyer; provided that any provision hereof may be waived by Buyer by a written instrument executed by Buyer.

(b) Buyer shall not, by any act (except by a written instrument pursuant to Section 14(a) hereof), delay, indulgence, omission, or otherwise, be deemed to have waived any right or remedy hereunder or to have acquiesced in any Event of Default or in any breach of any of the terms and conditions hereof. No failure to exercise, nor any delay in exercising, on Buyer’s part, any right, power, or privilege hereunder shall operate as a waiver thereof. No single or partial exercise of any right, power, or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power, or privilege. A waiver by Buyer of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which Buyer would otherwise have on any future occasion.

(c) The rights and remedies herein provided are cumulative, may be exercised singly or concurrently, and are not exclusive of any other rights or remedies provided by law.

15. Section Headings. The section headings used herein are for convenience of reference only and are not to affect the construction hereof or be taken into consideration in the interpretation hereof.

16. Successors and Assigns. This Guaranty shall be binding upon Guarantor’s successors and permitted assigns and shall inure to the benefit of Buyer and Buyer’s successors and assigns. This Guaranty may not be assigned by Guarantor without Buyer’s express written consent.

17. Seller’s Financial Condition. Guarantor assumes all responsibility for being and keeping itself informed of Seller’s financial condition and assets, and of all other circumstances bearing upon the risk of nonpayment of the Obligations and the nature, scope, and extent of the risks that Guarantor assumes and incurs hereunder, and agrees that Buyer shall have no duty to advise Guarantor of information known to it regarding such circumstances or risks.

18. Cooperation. Guarantor agrees to execute any and all further documents, instruments, and agreements as Buyer from time to time reasonably requests to evidence Guarantor’s obligations hereunder.

19. GOVERNING LAW. THIS GUARANTY SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW (OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW).

20. SUBMISSION TO JURISDICTION; WAIVERS. EACH PARTY HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY:

(a) SUBMITS FOR ITSELF AND ITS PROPERTY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS GUARANTY AND THE REPURCHASE DOCUMENTS, OR FOR RECOGNITION AND ENFORCEMENT OF ANY JUDGMENT IN RESPECT THEREOF, TO THE GENERAL JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK SITTING IN THE BOROUGH OF MANHATTAN, THE FEDERAL COURTS OF THE UNITED STATES OF AMERICA FOR THE SOUTHERN DISTRICT OF NEW YORK, AND APPELLATE COURTS FROM ANY THEREOF;

(b) CONSENTS AND AGREES THAT ANY SUCH ACTION OR PROCEEDING MAY BE BROUGHT IN SUCH COURTS AND, TO THE EXTENT PERMITTED BY LAW, WAIVES ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE VENUE OF ANY SUCH ACTION OR PROCEEDING IN ANY SUCH COURT OR THAT SUCH ACTION OR PROCEEDING WAS BROUGHT IN AN INCONVENIENT COURT AND AGREES NOT TO PLEAD OR CLAIM THE SAME;

(c) CONSENTS AND AGREES THAT SERVICE OF PROCESS IN ANY SUCH ACTION OR PROCEEDING MAY BE EFFECTED BY MAILING A COPY THEREOF BY REGISTERED OR CERTIFIED MAIL (OR ANY SUBSTANTIALLY SIMILAR FORM OF MAIL), POSTAGE PREPAID, TO ITS ADDRESS SET FORTH IN SECTION 12 HEREOF OR AT SUCH OTHER ADDRESS OF WHICH EACH OTHER PARTY HERETO SHALL HAVE BEEN NOTIFIED IN WRITING; AND

(d) CONSENTS AND AGREES THAT NOTHING HEREIN SHALL AFFECT THE RIGHT TO EFFECT SERVICE OF PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR SHALL LIMIT THE RIGHT TO SUE IN ANY OTHER JURISDICTION.

21. WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS GUARANTY, ANY OTHER REPURCHASE DOCUMENT, OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY.

[signature page follows]

IN WITNESS WHEREOF, the undersigned has caused this Guaranty to be duly executed and delivered by its duly authorized officer as of the day and year first above written.

RADIAN GROUP INC., as Guarantor

By:	/s/ Jason Lenzini
Name: Jason Lenzini
Title: Senior Vice President, Chief Investment Officer and Treasurer

Signature Page to Guaranty

Acknowledged and Agreed:

FLAGSTAR BANK, N.A., as Buyer

By:	/s/ Tara Greene
Name: Tara Greene
Title: Vice President

Signature Page to Guaranty